UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): December 27, 2010

EXERGETIC ENERGY, INC.
(Exact name of small business issuer as specified in its charter)

SPECIALIZED SERVICES, INC.
(Former Name of Registrant)

Michigan	0-32267	27-2950066
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address of principal executive offices)

(313) 405-7547
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 1.01           Entry Into a Material Definitive Agreement

The Company (“SSI”) entered into a Final Definitive Agreement (the “Agreement”) dated December 3rd, 2010 with Exergetic  Energy, Inc., a Michigan corporation (“Exergetic ”) and certain SSI shareholders, wherein Exergetic  agreed to purchase (a) 76% of the outstanding shares of SSI; and (b) 1,750,000 shares of common stock.  The Purchase Price is $185,250, which is being paid in accordance with the terms of a Promissory Note executed and finalized on December 10, 2010.  The Agreement and Note provide that the remaining balance shall  be due and payable upon the Company’s becoming an OTCBB trading company, provided however, in the event that does not occur on or before March 31, 2011, Exergetic  shall return all shares received to date and the transaction and all related documents will be terminated and rescinded. In addition, a $21,000 prepayment is due and payable on or before January 31, 2011, the failure of which shall also result in a rescission of the transaction

The Closing shall occur upon execution of the underlying documents and the Agreement does not provide a Closing date.

Description of Business of Acquired Asset

Some of the statements contained in this current report of Exergetic Energy Inc. (hereinafter the "Company", "We" or the "Registrant" discuss future expectations, contain projections of our operations or financial condition or state other forward-looking information. On December 3, 2010, the Registrant entered into Final Definitive Agreement (the "Agreement") to merge into Exergetic Energy, Inc.., a privately-owned Michigan corporation.

Forward-Looking Statements and Associated Risks

This current report on Form 8-K and the documents incorporated herein by reference contain forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current expectations, estimates and projections about Exergetic Energy, Inc.’s industry, management beliefs, and assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” ”believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results and outcomes may differ materially from what is expressed or forecasted in any such forward-looking statements.

PART I

Corporate Information

All of our reports and filings with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, are made available, free of charge, through the SEC website located at http://www.sec.com, including annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, and current reports on Form 8-K, and any amendments to these reports. In addition, the public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room and the SEC's Internet website by calling the SEC at 1-800-SEC-0330.

The Business of Exergetic Energy

Exergetic Energy, Inc., was founded on May 27th, 2010 as a Michigan corporation, and is a business created to improve upon and expand the various energy options/resources available for prospective customers.  While specializing in both renewable and efficient non-renewable sources, EXERGETIC believes itself to be perfectly positioned to capitalize upon the opportunities that are taking place as the world moves to a more enlightened stance on energy consumption.

The Company's Business Strategy

As a full service energy company Exergetic Energy, Inc (“EXERGETIC”) has with its’ tripartite organizational structure the means to address a myriad of different energy challenges facing our customers.  Represented by three distinct divisions: Non-Renewables, Renewables & Energy Optimization, EXERGETIC is a solutions provider for a myriad of different energy solutions. The three main divisions that exist within EXERGETIC possess the following strategic objectives:

•	Provide innovative technology driven solutions that meet our client’s needs and align with the larger US Energy Plan as defined by the Obama Administration.
•
Leverage our expertise in government contract work via Small Business Administrations’ 8A program in order to provide efficient, clean energy solutions to the Departments of Defense and Energy, respectively.

•	Expand the use of renewable energy sources into mainstream customer applications per the use of smart device technology
•	Continue to develop/market/manufacture leading edge technology for the vast array of energy needs that occur within the residential and commercial arenas at optimum price points

Competition

EXERGETIC is an amalgam of three distinct energy related business units.  As such, each division has its own set of unique opportunities and challenges thereof.   The Renewable Energy division is focused on the design & installation of solar panel systems per the use of photovoltaic (PV) AC/DC inverters.  EXERGETIC has its’ own proprietary inverter technology for this industry.  And while the majority of global solar panel demand is supplied by the China, the company feels that a niche exist especially in the US market for the manufacture and production of solar power inverters.  Furthermore, the lack of an international standard creates regional markets for inverters.  In the U.S., regulations are particularly burdensome for manufacturers.  Regulations differ across PV markets.  Regulations for grid-connected PV inverters vary across countries.  Requirements are most stringent in the United States.  International manufacturers who want to serve this market need to design models specifically for the United States in order to meet regulations.  This lack of uniformity creates regional markets, making it extremely difficult for manufacturers to create a global product.

Nearly 75% of the entire US photovoltaic market is supplied by production from just three manufacturers.  The following three companies have US subsidiaries, which are responsible for the production and supply of the photovoltaic market in the US: (1) SMA Solar Technology AG (headquartered in Germany), Xantrex Corporation out of Vancouver, CN and Osaka-Sharp from Japan constitute the major suppliers in this industry.   EXERGETIC views this lack of indigenous manufacturing capabilities of US based companies to be a major opportunity for us to capitalize upon while striving to become the largest US manufacture and supply of power inverters to the global marketplace.

The next division, Energy Optimization, which operates under the EXERGETIC name, has an orientation within the energy management and efficiency arena.  The energy optimization industry functions as the backbone of the entire energy economy.  Whether customers desire solar or fossil power energy sources; the government now mandates that all energy delivery systems are efficient and optimized.  In assessing the energy optimization marketplace that exists both locally in Michigan and on the national level, it quickly becomes evident that this is an upcoming area of focus.  However, most companies that offer energy auditing services do so as an extension of their building & construction firm, such is the case for local competitors, Bestech Energy Systems in Oakland County and Michigan Energy Audits LLC of Clarkston, MI.  Nationally, the same observation can be made of such players like The Hines Group, a global real estate development and property management firm and BEI & Associates, a large architectural & design engineering firm, that was hired to perform energy assessments at the Coleman A. Young Municipal Center in Detroit, MI.

We believe that EXERGETIC has a competitive advantage arising from our core technical training—since the company was founded by Mechanical Engineers, we understand the true technological principles that undergird this “new” field of interest.  However, energy optimization isn’t really new at all, it is governed by the fundamental laws of thermodynamics and the adherence to these laws defines the laws of physics!  Our team has over 35 years of experience developing thermodynamic systems for  a myriad of applications and have been performing the task of “energy optimization” before the name became popular and the diagnostic tools became user friendly.  The concept of energy optimization has strayed so far from its engineering roots that in less than a week, an individual can become certified as an Energy Auditor by taking a course and learning how to operate a few diagnostic tools, without ever taking a single engineering course in Thermodynamics or Heat Transfer.  Our approach affords us the opportunity to think “outside the box”; we do more than just merely provide interpretations and insights from diagnostic tools—we build individual solutions for individual clients based on principles of science.

In fact, the concept of this primary service offering, the Energy Educator Program, was borne out of a meeting that EXERGETIC held on July 29, 2010 with Mr. Gregory McDuffie, Executive Director of the Detroit Wayne Joint Bldg. Authority (DWJBA).  The DWJBA received a 2008 ENERGY STAR Label on behalf of its efforts to reduce energy consumption and implement smart business practices at the Coleman A. Young Municipal Center and EXERGETIC conducted this meeting to garner a first hand overview of the potential for energy optimization in the Greater Detroit Metropolitan Area.  As Executive Director of the preeminent organization in Michigan and one of the best in the nation with respect to implementing and realizing energy saving opportunities, Mr. McDuffie stated that while they were definitely a significant number of companies engaged in the business of energy auditing and optimization, there were currently no suppliers of the energy optimization technology training which is required to understand, operate, sustain and realize the energy savings opportunities articulated in standard energy audit reports.  The lack of knowledge of how new energy efficient components operate makes this seem like “black box” technology when it really is not.  Our training program has been developed to bridge this gap and take the mystery out of the science.  With this interactive, computer based training program, EXERGETIC experts train users to effectively manage the technology to realize the maximum cost-savings and reduction in energy consumption.   The Energy Educator Training Program is offered as a stand-alone service or as a feature bundled in the EXERGETIC   Energy Audit Program.  As a stand-alone product, the training program is ideal for customers, who have already invested capital into energy optimization but do not feel that they are garnering all of the benefits originally purported.

The third and final division of EXERGETIC is the non renewable business unit.  The business operations functions primarily as a commercial fossil fuel supplier.   This division incorporates the business operations of Specialized Services, Inc. prior to the merger.

We have established our Fuel Services program as a service capable of providing truck fleets with cost savings based upon high volume nationally, together with the means to track costs, savings and usage, through our third party billing card. With high volume comes the opportunity to operate more efficiently by leveraging costs. Our efficient and productive operations have enhanced our ability to provide customers with competitive pricing of their fuel product needs which advantage improves customer acquisition and retention.

Our business competes in the area of fuel distribution principally on the basis of the following factors: service quality, reputation, technical expertise and reliable service. Competitive pressure and other factors could cause us additional difficulties in acquiring market share or could result in decreases in our margins, either of which could have a material adverse effect on our financial position and results of operations.

We have arrangements with fuel distributors at approximately 3,000 fuel stations under a wide variety of formats across the United States. Further, we provide our Fuel Services program to approximately 3 truck fleet customers.

We negotiate with fuel providers, typically truck stocks, to keep fleet prices for fuel products low by leveraging our existing distribution and wholesale purchasing capabilities and maintaining a lower cost structure associated with operating these distribution networks. We believe this strategy will become increasingly profitable because we focus on high-turnover, employ flow-through distribution methods that eliminate product storage operating costs and handling expense.

Many of our competitors have achieved significant national brand name recognition as fuel distributors and have extensive promotional programs. Our Fuel Services program uses equipment and technology that is widely available. Accordingly, barriers to entry, apart from capital availability, are low in our business, and the entrance of new competitors into the fuel distribution market may reduce our ability to capture improving profit margins. However, we believe that our comprehensive Fuel Services program, which includes pre-negotiated fuel discounts from wholesalers/retailers based upon volume commitments and pre-negotiated customer base with fleet truck operators nationally, provides advantages to both the supplier and the customer at reasonable costs. The Company's ability to compete successfully will depend on our success at retaining current customers and penetrating new targeted markets. There can be no assurance that the Company will be able to compete successfully, that its services will continue to meet with customer approval, that competitors will not develop and market their distribution services that are similar or superior to our services or that the Company will be able to successfully enhance its services.

 Our Facilities

Our corporate headquarters and satellite offices are listed as follows:

Main Office

440 Burroughs Street, Suite 386
Detroit, MI 48202

Subsidiary – SSI Affinity
23077 Greenfield Road
Suite 370
Southfield, MI 48075

Dependence on Major Customers

The Company does not depend on any major customers.

Employees

As of December 10th, 2010, the Company had 5 full time employees including its executive officers. No employees are covered by a collective bargaining agreement. The Company's management considers relations with its employees to be satisfactory.

Risk Factors

Investing in our common stock will provide an investor with an equity ownership interest. Shareholders will be subject to risks inherent in our business. The performance of our shares will reflect the performance of our business relative to, among other things, general economic and industry conditions, market conditions and competition. The value of the investment may increase or decrease and could result in a loss. An investor should carefully consider the following factors as well as other information contained in this current report on Form 8-K.

This current report on Form 8-K also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of many factors, including the risk factors described below and the other factors described elsewhere in this Form 8-K.

RISK FACTORS RELATED TO OUR BUSINESS

Increasing costs of oil directly affects our costs and may negatively impact our margins. Business in which we operate relies upon the ability to negotiate cost savings from truck fuel distribution centers fulfill distribution requirements to our retail customers, which include truck stops, gas stations and other gas retailers. The recent steep increase in the cost of automotive/truck fuel including gasoline and diesel fuel has increased our operating expenses and reduced our profit margins. If the strategies we have developed in response to these changing market conditions are not successful, it could harm our financial condition and business prospects.

The fuel distribution business is a low-margin business and is sensitive to economic conditions.  Substantially all of the revenues we derive are from the distribution of fuel products that we buy from regional refiners and larger third party distributors, which we sell to retailers of fuel products for the automotive/truck industry. Our business is highly competitive and discounts are required in order to secure and maintain customers for our fuel distribution services. This industry is characterized by a high volume of sales with relatively low profit margins. A significant portion of our sales are at prices that are based on product cost plus a percentage markup. Consequently, our results of operations may be negatively impacted when fuel prices fluctuate in ways that we do not anticipate. The fuel distribution industry is also sensitive to national and regional economic conditions and the demand for our fuel products may be adversely affected from time to time by economic downturns. Additionally, our distribution business is sensitive to increases in fuel and other transportation-related costs.

Environmental concerns and regulations may impact our business.  Notwithstanding the fact that we do not take possession of and do not deliver fuel, our services and operations of our non-renewable fuel division may be subject to various laws, regulations and judicial and administrative orders concerning protection of the environment and human health, including provisions regarding the transportation, storage, distribution, disposal or discharge of certain materials. Our renewable energy divisions may also be impacted by environmental laws and regulations that are to date unknown.  We cannot assure you that environmental regulations may not be adopted that impact our procedures or potentially increase liability to limit environmental damages.  If such regulations are adopted, they would also apply to others in our industry, but we cannot determine whether we will be readily able to comply with new but unanticipated regulations of the U.S. Environmental Protection Agency and by similar state agencies. In the event that claims are asserted against us for environmental damages, whether or not we are found to be liable, we could be materially adversely affected because of the costs associated with defending against any environmental claims.

Renewable Energy division is benefitting from, and counting on, the continued political favor and beneficial policies existing in the United States at this time.  Our business plan for the Renewable Energy division relies heavily on the premise that the Country’s commitment to renewable forms of energy will continue to provide the Company with opportunities and favorable business tax treatment similar to that provided under the American Recovery Act – PILOT program, which provides generally for a 30% tax credit which the Company intends on pursuing.  A change in the direction of the Country could prove disadvantageous to the Company’s Renewable energy division.

We may experience adverse impacts on our results of operations as a result of adopting new accounting standards or interpretations.  Our implementation of and compliance with changes in accounting rules, including new accounting rules and interpretations, could adversely affect our operating results or cause unanticipated fluctuations in our operating results in future periods. For example, we will be required by the Sarbanes-Oxley Act of 2002 to begin filing an annual report on the effectiveness of our internal controls. Although we believe our internal controls are operating effectively, and we have committed internal resources to ensure compliance, we cannot guarantee that we will not have any material weaknesses as reported by our auditors and such determination could materially adversely affect our business.

Competition While we believe that we are competitive and have established presence in the markets in which we operate our subsidiary and our training arm, our renewable energy division is new and as such managing competition will be a focus of the Company.   We may face significant competition in our renewable energy division’s primary competition is foreign, however, the Company believes that the lack of many competitors in the United States, will allow the company to capitalize on the current political climate of promoting American production of alternative energy sources. We will compete against many companies in fragmented, highly competitive markets and we have fewer resources than some of those companies. Our business sectors compete principally on the basis of the following factors: quality of service; establishing and maintaining relationships with fuel providers for our customer; expertise, reputation and efficiency. Competitive pressures, including those described above, and other factors could cause us additional difficulties in acquiring market share or could result in decreases in margins, which are already low, could have a material adverse effect on our financial position and results of operations. From time to time, the intensity of competition results in price discounting in a particular industry or region. Such price discounting puts pressure on margins and can negatively impact operating profit.

We rely heavily on fuel commodities in our distribution business and price fluctuations can have a material and adverse effect on the cost structure of our business. We are exposed to fluctuations in market prices for various fuels. The rising price of fuel can have an impact on our cost structure. At this time, we are unable to predict the potential impact of future increases in fuel commodity costs on the cost of our distribution business, or our ability, if any, to increase the selling price of our services to cover such costs. We have not established arrangements to hedge rising fuel commodity prices and, where possible, to limit near-term exposure to fluctuations in fuel prices. As a result, the cost to distributing fuel may rise at a time when we are unable to increase the selling price of such products.

Actual results could differ from the estimates and assumptions that we use to prepare our financial statements

To prepare financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions, as of the date of the financial statements, which affect the reported values of assets, liabilities, revenues and expenses and disclosures of contingent assets and liabilities. Areas requiring significant estimates by our management include: contract costs and profits and revenue recognition; increasing fuel costs further narrowing our margins; continued acceptance of our Fuel Services program and new initiatives.

Our dependence on one or a few customers could adversely affect us.  The Renewable energy division’s initial project, the Solar array field in Arcadia, Florida’s (the “Arcadia Project”) primary customer would be Florida Power and Light (FPL).  FPL will not commit to the purchase of power until such time as the Company is producing the same, however, they do purchase power for the grid and would be the Company’s preferred primary purchaser.  Should the company be unable to sell its power to FPL, it would be required to sell to smaller, individual purchasers and communities, which would likely impact the company’s financial condition.

The Non-renewable energy subsidiary has been dependent upon its ability to market its service to a limited number of major fleet truck customers. If any of these major customers terminated its relationship with the Company, whether as the result of advances by competitors, or otherwise, the business operations and financial condition of the Company could be adversely effected.

Our failure to attract and retain qualified personnel, including key officers, could have an adverse effect on us.  Our ability to attract and retain qualified personnel, and other professional personnel in accordance with our needs is an important factor in determining our future success. Our ability to be successful depends in part on our ability to attract and retain skilled laborers in our businesses. Demand for these workers can at times be high and the supply extremely limited. Our success is also highly dependent upon the continued services of our key officers, Mr. C. B. McCollum, our CEO and director, and  Mr. Clarence McCollum, our President and director. We have no "key" man insurance on the lives of any executive officer.

We may need additional capital to fund our operations and develop our Renewable energy projects.
Our cash reserves may not be adequate to cover our costs of operations and we will need to raise significant capital to develop the Arcadia project. We expect to fund our general operations and marketing activities for the next twelve months with our current cash reserves and the funding provided or arranged for us by our officers or affiliates. However, unexpected expenses or increases in costs may arise. There is no assurance we can raise the additional capital if needed. If additional funds are required we may be required to sell our securities or seek debt financing, but there can be no assurance that such financing will be at terms satisfactory to us.

RISK FACTORS RELATED TO MARKET OF OUR COMMON STOCK

You cannot be sure that an active trading market will develop or be sustained for our common stock.  Before the merger of Exergetic with and into SSI, there was no established trading market for the shares of common stock of the Registrant. We intend to make application to the OTC bulletin board to have our shares become eligible for quotation and there can be no assurance that such application will be successful, or the time that this process may require. Further, in the event that we are successful in being listed on the OTC.BB, there can be no assurance regarding the market price of our shares. In addition, the liquidity of any trading market in the shares, and the market price quoted for the shares, may be adversely affected by changes in the overall market for securities generally and by changes in our financial performance or prospects for companies in our industry generally. As a result, you cannot be sure that an active trading market will develop or be sustained for our shares.

There is no Trading Market for our Common Stock. Our common stock is not subject to quotation on any trading market. There can be no assurance that a trading market will commence in our securities as a result of our becoming a reporting company. Further, in the event that an active trading market commences, there can be no assurance as to the level of any market price of our shares of common stock, whether any trading market will provide liquidity to investors, or whether any trading market will be sustained.

State Blue Sky Registration; Potential Limitations on Resale of our Securities.  The class of common stock registered under the Exchange Act has not been registered for resale under the Act or the "blue sky" laws of any state. The holders of such shares and persons, who desire to purchase them in any trading market that might develop in the future, should be aware that there may be significant state blue-sky law restrictions upon the ability of investors to resell our securities. Accordingly, investors should consider the secondary market for the Company's securities to be a limited one.

Dividends Unlikely.  We do not expect to pay dividends for the foreseeable future. The payment of dividends, if any, will be contingent upon our future revenues and earnings, capital requirements and general financial condition. The payment of any dividends will be within the discretion of our board of directors. It is our intention to retain all earnings for use in the business operations and accordingly, we do not anticipate that the Company will declare any dividends in the foreseeable future.

Possible Issuance of Additional Securities. Our Articles of Incorporation authorize the issuance of 25,000,000 shares of common stock, par value $0.0001 and no shares of preferred stock, par value $0.0001. At the date of filing this Form 8-K, we have 12,223,341 shares of common stock issued and no preferred shares issued. We may issue additional shares of common stock in connection with any future acquisitions of operating businesses or assets. To the extent that additional shares of common stock are issued, our shareholders would experience dilution of their respective ownership interests in the Company. The issuance of additional shares of common stock may adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities.

Compliance with Penny Stock Rules. Our securities, if it becomes subject to quotation on any trading market, will initially be considered a "penny stock" as defined in the Exchange Act and the rules thereunder, since the price of our shares of common stock is likely to be less than $5. Unless our common stock will otherwise be excluded from the definition of "penny stock," the penny stock rules apply with respect to that particular security. The penny stock rules require a broker-dealer prior to a transaction in penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its sales person in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that the broker-dealer, not otherwise exempt from such rules, must make a special written determination that the penny stock is suitable for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure rules have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. So long as the common stock is subject to the penny stock rules, it may become more difficult to sell such securities. Such requirements, if applicable, could additionally limit the level of trading activity for our common stock and could make it more difficult for investors to sell our common stock.

Shares eligible for future sale.  .As of December 10th, 2010, the Company had 12,223,341 shares of common stock issued and outstanding. of such 112,741 shares are freely tradable in the public market (except by affiliates of the Company) and 12,110,600 shares are "restricted" as that term is defined under the Securities Act, and in the future may be sold in compliance with Rule 144 under the Securities Act.

Management's Discussion and Results of Operations and Financial Conditions

The following discussion should be read in conjunction with our financial statements and the related notes appearing elsewhere in this report.  The following discussion contains forward-looking statements reflecting our plans, estimates and beliefs.  Our actual results could differ materially from those discussed in the forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this report, particularly in the section entitled "Risk Factors".

ITEM 5.01 CHANGE IN CONTROL

(a) Pursuant to a Final Definitive Agreement dated as of December 3, 2010 (the "Agreement"), Specialized Services, Inc.., a Michigan corporation (the "Registrant" ) and Exergetic  Energy Inc., a Michigan corporation  ("Exergetic") it is agreed that the Registrant will merge into Exergetic . The Agreement is attached as Exhibit 10.3 hereto. Upon the consummation of the merger (the "Closing"), Exergetic will become the successor reporting company under the Exchange Act. The Agreement was adopted by the unanimous consent of the Board of Directors and by written approval of 76% of the issued and outstanding shares of the Registrant and by the board of directors of Exergetic.

The Agreement provides that Exergetic issue a total of 360,600 shares of common stock to the present Selling shareholders of the Registrant in exchange for the 360,600 issued and outstanding shares of the Registrant held by Registrant's Selling shareholders and an exchange ratio of 1 share of Exergetic shares for every Registrant share for the remaining Shareholders (112,741 + the 1,750,000 issued to Exergetic). Following the Closing of the Agreement, Exergetic, as the successor reporting company, shall have a total of 12,223,341 shares issued and outstanding.

(b) The following table contains information regarding the shareholder ownership of Exergetic, its directors and executive officers and those persons or entities who beneficially own more than 5% of Exergetic’s shares post merger:

Name	Amount of Stock Beneficially owned (1)	Percent of Common Stock Beneficially Owned
C. B. McCollum, Chairman and CEO 18695 Oak Drive Detroit, MI 48221	7,500,000	61.00%
Clarence McCollum, President 1324 Iron Forge Forestville, Md 20747	1,000,000	8.00%
Brian K. McCollum, Chief Operations Officer 14517 Hampshire Hall Court Upper Marlboro, Md. 20772	1,500,000	12.00%

(1) Based upon 12,223,341 outstanding shares of common stock, following the Closing and the issuance of shares to Registrant's shareholders.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

The Registrant reports in this current report on Form 8-K the appointment of C.B. McCollum, Clarence McCollum, Sr., Dr. Jeffrey L. Streator and Brian K. McCollum, to the positions delineated herewith, on December 4th, 2010.

C. B. McCollum, Chairman & CEO

Mr. C.B. McCollum is the founder of Exergetic Energy, Inc. As Chairman/CEO, Mr. McCollum is responsible for Exergetic Energy’s operations including the strategic planning, logistics, staff leadership, client direction and program implementation. Mr. McCollum is an engineering executive with nearly two and a half decades of experience as a Research Engineer, Product Manager & Oil Industry Executive. Mr. McCollum got his initial start as a research engineer for NASA in New Orleans, La nearly twenty five years ago and since that time has held numerous research and management position. Prior to founding Exergetic Energy, Mr. McCollum spent has past four years as a Director with the fourth largest integrated Oil Company in North America. Additionally, he has served on various American Petroleum Institute (API) Committees and has been published and quoted in numerous articles on the concept of energy consumption and optimization techniques.

His background and knowledge of the energy business and executive management experience provide a solid foundation upon which the organization has built its technical merits. Mr. McCollum has amassed a seasoned group of executives and technical experts to assist in delivering the company’s motto…..”Providing Energy Solutions of Tomorrow, Today”. Per the combination of the various expertise of the executive team, Mr. McCollum believes that the company is well position to keep technology and continuous innovation at the forefront of EXERGETIC.

Mr. C.B. McCollum holds the following advanced degrees:

-	Bachelor Science with Concentration Physics, Morehouse College, Atlanta, GA, 1990
-	Bachelor of Mechanical Engineering, Georgia Institute of Technology, Atlanta, GA, 1992
-	Masters of Mechanical Engineering, Georgia Institute of Technology, Atlanta, GA, 1994
-	Certified, Lubricants Expert, United States District Court of New Jersey, Newark, NJ, 2000

Clarence McCollum, Sr., President

Mr. Clarence McCollum has an extensive background in Signal Processing Design and Microcode Design of electronic systems such as those found in photovoltaics (i.e., Solar Panel Technology). He assists with the development and implementation of the strategic vision of Exergetic Energy to develop and implement the business strategy for all renewable energy initiatives with a primary focus on providing guidance and an execution strategy for all Solar Energy Projects. Clarence’s years of experience with component design of electronics are key attributes for the Company, which help reinforce the core technology capabilities of the organization. Listed below are key projects and accomplishments that further articulate the range of his experience and technical acumen within this field.

In 1977, he established CBM Electronics, Inc. to foster the professional abilities of minorities in the field of engineering & electronics. With a specialization in Electronic Signal Processing and Microcode System Design, his firm quickly established itself as a premier electronics company. Within the first five years of operation, CBM Electronics was engaged in the design of electronic systems for the United States Department of Defense and the Department of Energy, respectively.

Mr. McCollum, holds the following advanced degrees:
-	Bachelor of Science, Electrical Technology, S.C. State College, Orangeburg SC, 1965
-	Bachelor of Science, Electrical Engineering, G.W. University, Washington, D.C., 1969
-	Masters Degree, Computer Science, George Washington University, Washington, D.C., 1973

Dr. Jeffrey L. Streator, Chief Technology Officer

Dr. Jeffrey L. Streator brings to the corporation more than 25 years of university research experience from two of the top research/engineering institutions in the nation. Both as a Ph.D. candidate at University of California at Berkeley and a tenured professor at The Georgia Institute of Technology, Dr. Streator has been recognized for contributions that his work has provided to the field of Nanotechnology. Dr. Streator’s specific area of research is Nanotechnology of thin films with special considerations being paid to the manufacture and applications of these molecular layer surfaces. In its’ most basic form, Nanotechnology is often viewed as ubiquitous technology because the applications and innovations can be applied to all fields- from medicine to electronics. With the future viability of alternative energy systems in the new technological capabilities of SMART Devices, Nanotechnology research holds the key to the advancement and sustainability of the new energy economy.

Dr. Streator holds the following advanced degrees:
-	Bachelor Degree of Engineering Sciences, Harvard University, MA, 1984
-	Masters of Science, Mechanical Engineering, U.C. Berkeley, CA, 1986
-	Doctorate of Philosophy, Mechanical Engineering, U.C. Berkeley, CA, 1990

Brian K. McCollum, Chief Operations Officer

As Chief Operations Officer, Mr. Brian K. McCollum is responsible for the daily operations of each business unit of the company. Brian oversees the company's core corporate organizations that support all areas of the business worldwide, including research and development, information management, and strategy.

His primary role includes ensuring that the resources as set by the board of directors are used in the most efficient way possible in order to create the maximum value for the company’s shareholders. Mr. McCollum formerly served as Chief Operations Officer for Alpha Imports, LLC as well as being the Director of Arts and Education for Step Afrika. Brian has extensive international business experience from studying abroad in both Africa and Europe. In fact, Brian has spent an extensive amount of time over the past five years working in the following countries—South Africa, Tanzania, Ghana, Liberia, Zimbabwe, Thailand, Ireland and Brazil. He brings his international expertise to expand and diversify the operations of Exergetic Energy to different international markets.

Mr. McCollum holds the following advanced degrees:

-	Bachelor of Arts, Business Administration, Corporate Finance, Morehouse College, Atlanta, GA, 1999
-	Masters of Divinity, Princeton Theological Seminary, Princeton, NJ, 2010

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Consolidated Financial statements for Exergetic Energy will be produced in an Amended 8K to be filed within 71 calendar days from the date following the filing of this 8K, if not sooner, as provided in Rule 8-04(b) of Regulation S-X.

Effective December 3, 2010, the Company entered into a Final Definitive Agreement with Exergetic Energy, Inc. and Exergetic Energy Inc. is to become the successor operating company.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.3	Final Definitive Agreement between the Registrant and Exergetic Energy, Inc.
10.4	Promissory Note between the Registrant and Exergetic Energy, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exergetic Energy, Inc.

Dated: December 27th, 2010
C.B. McCollum, Chairman